AARP Managed
Investment Portfolios

AARP Diversified Income with
Growth Portfolio

AARP Diversified Growth Portfolio

SUPPLEMENT TO THE PROSPECTUS
Dated February 1, 2000

AARP Diversified Income with Growth Portfolio and AARP Diversified Growth Portfolio (collectively, the "Portfolios"), each a series of AARP Managed Investment Portfolios Trust, are currently scheduled to be reorganized into Scudder Pathway Series: Conservative Portfolio and Scudder Pathway Series:
Growth Portfolio, respectively, on or about September 25, 2000. Prior to the reorganizations of the Portfolios, each of the AARP Funds in which the Portfolios may invest is currently scheduled to either (i) be reorganized into an existing or newly created Scudder Fund, or (ii) change its name to become a Scudder Fund. As a result of these changes, the Portfolios will have the ability to invest in any of the funds in the Scudder Family of no-load funds until on or about September 25, 2000. Unlike the AARP Funds, certain of the Scudder funds in which the Portfolios may invest are not managed to limit downside risk as compared to similar funds and may purchase securities issued by tobacco-producing companies.


July 31, 2000